UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 1, 2018

(Date of earliest event reported)

QUANEX BUILDING PRODUCTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas		77027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713-961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 5, 2018, Quanex Building Products Corporation (the “Registrant”) issued a press release announcing its results of operations and financial condition for the fiscal quarter ended January 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On March 1, 2018, the Company held its Annual Meeting of Stockholders, pursuant to notice and proxy mailed on January 26, 2018, to the Company’s stockholders of record as of January 10, 2018. There were 35,070,482 shares of common stock entitled to vote at the meeting, and a total of 33,496,593 shares were represented at the meeting in person or by proxy.

At the Annual Meeting, four directors were elected for terms expiring at the Company’s 2019 Annual Meeting, with the following tabulation of votes for each nominee:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes	Percent of Shares Cast in Favor *
Robert R. Buck	31,675,328	818,719	12,285	990,261	97.48%
Susan F. Davis	32,098,854	396,548	10,930	990,261	98.78%
Joseph D. Rupp	32,075,924	416,452	13,956	990,261	98.72%
Curtis M. Stevens	32,134,613	359,269	12,450	990,261	98.89%

*	Excludes Abstentions and Broker Non-Votes

In addition to the election of directors, stockholders at the Annual Meeting took the following actions:

•	Provided an advisory “say on pay” vote approving the Company’s executive compensation programs; and

•	Ratified the Audit Committee’s appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending October 31, 2018;

The tabulation of votes for these proposals is set forth below:

Proposal	Votes For	Votes Against	Abstain	Broker Non- Votes	Percent of Shares Cast in Favor *
Advisory Vote to Approve Executive Compensation	32,053,722	364,089	88,521	990,261	98.88%

Ratification of Company’s Independent Auditor	33,444,077	30,540	14,993	6,983	99.91%

*	Excludes Abstentions and Broker Non-Votes

Item 7.01	Regulation FD Disclosure.

On March 5, 2018, the Registrant issued a press release announcing that the Board had declared a quarterly cash dividend of $0.04 per share of common stock, payable on March 29, 2018, to stockholders of record on March 15, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

*	99.1	Press Release dated March 5, 2018

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION
(Registrant)

March 5, 2018	/S/ KEVIN P. DELANEY
(Date)	Kevin P. Delaney
Senior Vice President – General Counsel and Secretary